SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25.	SUBSEQUENT EVENTS

On November 3, 2014, the Company’s board of directors determined that the unsolicited non-binding proposal from Hunan Xindaxin Company Limited’s (“Xindaxin”) to acquire the Company for US$2.50 in cash per ordinary share of the Company, as set forth in Xindaxin’s preliminary non-binding proposal letter dated May 12, 2014 and as previously announced on May 13, 2014, was not in the best interests of the Company and its shareholders. Accordingly, the board of directors determined not to pursue further discussions with Xindaxin regarding the proposal.

On December 22, 2014 the Company adopted the 2014 Performance Equity Plan, under which we are able to issue equity awards with the right to acquire up to 5,000,000 ordinary shares to our directors, officers, employees, individual consultants and advisors. The main purpose of the plan is to provide an existing structure and renewable benefit plan for senior management and directors and others providing services to the company. In addition to current equity awards to the directors and officers, we plan to expand our equity awards to a broader range of employees in order to align our employee incentives towards the stock performance.